UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2007

Home Federal Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-18847	35-1807839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Washington Street, Columbus, Indiana		47201
(Address of Principal Executive Offices)		(Zip Code)

(812) 522-1592
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2007, the Board of Directors of Home Federal Bancorp (the “Company”) considered and approved amendments to three HomeFederal Bank Director Deferred Fee Agreements dated November 22, 2005, between HomeFederal Bank (the “Bank”) and John T. Beatty, Harold Force and David W. Laitinen, each of whom is an outside Director of the Company and the Bank.

Each First Amendment to the HomeFederal Bank Director Deferred Fee Agreement approved by the Board of Directors (the “First Amendments”) effects changes to the previously disclosed agreement in order to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restricting the ability to make changes in the form and timing of distributions, and clarifying the payment of benefits in the event of a change in control, among other things.

A copy of each of the three First Amendments approved by the Board of Directors is attached hereto, as Exhibit 10.1 (Beatty), Exhibit 10.2 (Force) and Exhibit 10.3 (Laitinen), respectively, and each is incorporated herein by this reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2007, the Board of Directors of Home Federal Bancorp (the “Company”) considered and approved amendments to previously disclosed agreements between HomeFederal Bank (the “Bank”) and the officers noted below, each of which amendments is attached as an exhibit hereto and incorporated herein by this reference.  In each case, the amendments will effect changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended, adding required language relating to separation from service, restricting the ability to make changes in the form and timing of distributions, and clarifying the payment of benefits in the event of a change in control, among other things.

Officer and Title	Amendment	Exhibit No.
John K. Keach, Jr. Chairman of the Board, President and Chief Executive Officer of Company and Bank	First Amendment to the HomeFederal Bank Excess Benefit Plan Agreement dated April 1, 2001 for John K. Keach, Jr.	10.4

	First Amendment to the HomeFederal Bank Supplemental Executive Retirement Plan Agreement for John K. Keach, Jr.	10.5

Mark T. Gorski Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Company and Bank	Second Amendment to the HomeFederal Bank Supplemental Executive Retirement Agreement dated November 3, 2005 for Mark T. Gorski	10.6

	Amended and Restated Employment Agreement for Mark T. Gorski	10.7

Charles R. Farber Executive Vice President of Company and Bank	HomeFederal Bank Amended and Restated Supplemental Executive Retirement Income Agreement for Charles R. Farber	10.8

	Amended and Restated Employment Agreement for Charles R. Farber	10.9

S. Elaine Pollert Former Executive Vice President of Company and Bank (employment terminated effective February 16, 2007, as reported in the Company’s 8-K filed February 16, 2007)	HomeFederal Bank Second Amended and Restated Supplemental Executive Retirement Agreement for S. Elaine Pollert	10.10

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for John T. Beatty

10.2	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for Harold Force

10.3	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for David W. Laitinen

10.4	First Amendment to the HomeFederal Bank Excess Benefit Plan Agreement dated April 1, 2001 for John K. Keach, Jr.

10.5	First Amendment to the HomeFederal Bank Supplemental Executive Retirement Plan Agreement for John K. Keach, Jr.

10.6	Second Amendment to the HomeFederal Bank Supplemental Executive Retirement Agreement dated November 3, 2005 for Mark T. Gorski

10.7	Amended and Restated Employment Agreement for Mark T. Gorski

10.8	HomeFederal Bank Amended and Restated Supplemental Executive Retirement Income Agreement for Charles R. Farber

10.9	Amended and Restated Employment Agreement for Charles R. Farber

10.10	HomeFederal Bank Second Amended and Restated Supplemental Executive Retirement Agreement for S. Elaine Pollert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 24, 2007	HOME FEDERAL BANCORP
	By:	/s/ Mark T. Gorski
Mark T. Gorski, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Location

10.1	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for John T. Beatty	Attached

10.2	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for Harold Force	Attached

10.3	First Amendment to the HomeFederal Bank Director Deferred Fee Agreement dated November 22, 2005 for David W. Laitinen	Attached

10.4	First Amendment to the HomeFederal Bank Excess Benefit Plan Agreement dated April 1, 2001 for John K. Keach, Jr.	Attached

10.5	First Amendment to the HomeFederal Bank Supplemental Executive Retirement Plan Agreement for John K. Keach, Jr.	Attached

10.6	Second Amendment to the HomeFederal Bank Supplemental Executive Retirement Agreement dated November 3, 2005 for Mark T. Gorski	Attached

10.7	Amended and Restated Employment Agreement for Mark T. Gorski	Attached

10.8	HomeFederal Bank Amended and Restated Supplemental Executive Retirement Income Agreement for Charles R. Farber	Attached

10.9	Amended and Restated Employment Agreement for Charles R. Farber	Attached

10.10	HomeFederal Bank Second Amended and Restated Supplemental Executive Retirement Agreement for S. Elaine Pollert	Attached

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